REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT, dated the 8th day of February, 1999, between the entities listed on Schedule A attached hereto (referred to as a the "Investors"), CARDINAL CAPITAL MANAGEMENT, INC. (the "Placement Agent", and together with the Investors is also hereinafter referred to as the "Holder" or "Holders") located at 3340 Peachtree Road, N.E., Suite 620, Atlanta, Georgia 30326, and WORDCRUNCHER INTERNET TECHNOLOGIES, INC., a corporation incorporated under the laws of the State of Nevada, and having its principle place of business at 12450 South 405 East, Suite B, Draper, Utah 84020, (the "Company").

      WHEREAS, simultaneously with the execution and delivery of this Agreement and from time to time thereafter, the Investors are purchasing from the Company, pursuant to the Series A Preferred Stock Purchase Agreement dated the date hereof (the "Purchase Agreement"), shares of Preferred Stock and Warrants (hereinafter collectively referred to as the "Securities" of the Company); All capitalized terms not hereinafter defined shall have that meaning assigned to them in the Purchase Agreement; and

      WHEREAS, simultaneously with the execution and delivery of this Agreement and from time to time thereafter, the Company shall issue Warrants (in addition to fees set forth in the Purchase Agreement) to the Placement Agent, in return for services rendered, from time to time as provided in the Purchase Agreement; and
WHEREAS, the Company desires to grant to the Holders the registration rights set forth herein with respect to the securities set forth in the Purchase Agreement.

       NOW, THEREFORE, the parties hereto mutually agree as follows:

       Section 1. Registrable Securities. As used herein the term "Registrable Security" means the Underlying Shares, the Additional Shares, the Reset Shares, and the Warrant Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "1933 Act") and disposed of pursuant thereto, (ii) registration under the 1933 Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144 promulgated under the 1933 Act, or
(iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a Registrable Security. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of Registrable Security as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Section.

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


       Section 2. Restrictions on Transfer. The Holders acknowledge and understand that prior to the registration of the Registrable Securities as provided herein, the Registrable Securities and the Securities are "restricted securities" as defined in Rule 144 promulgated under the Act. The Holders understand that no disposition or transfer of the Registrable Securities or the Securities may be made by the Holders in the absence of (i) an opinion of counsel to the Holders that such transfer may be made without registration under the 1933 Act, or (ii) such registration.

       Section 3.  Registration Rights.

                  (a) The Company agrees that it will prepare and file with the Securities and Exchange Commission ("SEC"), on or prior to April 30, 1999, a registration statement (on Form SB-2, or other appropriate registration statement) under the 1933 Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of all holders of Registrable Securities, so as to permit a public offering and sale of the Registrable Securities under the Act. The Company shall use its best efforts to cause the Registration Statement to become effective on or before June 30, 1999. The number of shares of Common Stock designated in the Registration Statement to be registered shall be not less than (i) 200% of the number of Underlying Shares that would be required if all of the Preferred Stock were issued and converted on the Trading Day immediately preceding the filing of the Registration Statement, plus (ii) 100% of the number of Warrant Shares issuable assuming all of the Warrants had been issued pursuant to the Purchase Agreement. The Company agrees that it will only include in the Registration Statement, in addition to the shares referred to in the preceding sentence, the shares contained in Schedule 3 (a) annexed hereto.

                  (b) The Company will maintain the Registration Statement, or post-effective amendment filed under this Section 3 hereof current under the 1933 Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to the applicable Registration Statement, (ii) the date the holders thereof receive an opinion of counsel that the Registrable Securities may be sold under the provisions of Rule 144 (without limitation) or (iii) five years after the Subscription Date.

                  (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and blue sky laws (including, without limitation, all attorneys' fees) shall be borne by the Company. The Holders shall bear the cost, pro rata, of underwriting discounts and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel. The Company shall qualify any of the securities for sale in such states as such Holder reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. The Company at its expense will supply the Holders with copies of the Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by the Holders.

                  (d) The Company shall not be required by this Section 3 to include a Holder's Registrable Securities in any Registration Statement which is to be filed if, in the opinion

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

of counsel for both the Holder and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holder and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the 1933 Act.

                  (e) In the event the Registration Statement to be filed by the Company pursuant to Section 3(a) above is not filed with the SEC on or before April 30, 1999 and/or the Registration Statement is not declared effective by the SEC on or before June 30, 1999, then the Company will pay the Holders (pro rated on a daily basis), as liquidated damages for such failure and not as a penalty, two percent of the purchase price of the then outstanding Securities for every 30 calendar day period until the Registration Statement has been filed and/or declared effective. Such payment of the liquidated damages shall be made to the Holders in cash, immediately upon demand, provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Registrable Securities. If the Company does not remit the damages to the Holder as set forth above, the Company will pay the Holders reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. The registration of the Securities pursuant to this provision shall not affect or limit Holder's other rights or remedies as set forth in this Agreement.

                  (f) The Company agrees that it shall declare the Registration Statement effective within three Business Days after being informed by the SEC that it may do so. The Company also agrees that it shall respond to any questions and/or comments from the SEC which relate to the Registration Statement within five Business Days of receipt of such question or comment.

        Section 4. Cooperation with Company. Each of the Holders will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities.

        Section 5.  Registration Procedures.     If  and whenever the Company
is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

                  (a) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration

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

statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act);

                  (b) furnish to each Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

                  (c) register and qualify the securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holders shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

                  (d) list such securities on the Principal Market on which any securities of the Company are then listed, if the listing of such securities is then permitted under the rules of such Principal Market;

                  (e) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

                  (f) notify each Holder of Registrable Securities covered by the Registration Statement any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Act, and of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

        Section 6. Information by Holder. Each Holder of Registrable Securities included in any registration statement shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section.

       Section 7. Assignment. The rights granted the Holders under this Agreement shall not be assigned without the written consent of the Company, which consent shall not be unreasonably withheld. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

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

       Section 8. Termination of Registration Rights. The rights granted pursuant to this Agreement shall terminate as to each Holder (and permitted transferee under Section 7 above) upon the occurrence of any of the following:

                  (a) all such Holder's securities subject to this Agreement have been registered;

                  (b) all of such Holder's securities subject to this Agreement may be sold without such registration pursuant to Rule 144 promulgated by the SEC pursuant to the Securities Act;

                  (c) all of such Holder's securities subject to this Agreement can be sold pursuant to Rule 144(k) without volume limitation; or

                  (d)     five years from the issuance of the Registrable
Securities.

       Section 9.  Indemnification.

                  (a) In the event of the filing of any Registration Statement with respect to Registrable Securities pursuant to Section 3 hereof, the Company agrees to indemnify and hold harmless the Holders, and each officer, director of the Holders or person, if any, who controls the Holders within the meaning of the Securities Act ("Distributing Holders") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Distributing Holders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holders, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) In the event of the filing of any Registration Statement with respect to Registrable Securities pursuant to Section 3 hereof, each Distributing Holder agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, requested by such Distributing Holder, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, specifically for use in the preparation thereof and, provided further, that the indemnity agreement contained in this Section 9(b) shall not inure to the benefit of the Company with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Company failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Company was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Distributing Holders may otherwise have.

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


                  (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Holder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any

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

such action (including any impleaded parties) include both the Distributing Holder and the indemnifying party and the Distributing Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

       Section 10. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the Distributing Holder makes a claim for indemnification pursuant to Section 9 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 9 hereof provide for indemnification in such case, or
(ii) contribution under the Securities Act may be required on the part of any Distributing Holder, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Holder agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

       Section 11. Notices. Any notice pursuant to this Agreement by the Company or by the Holders shall be in writing and shall be deemed to have been duly given if delivered by (i) hand, (ii) by facsimile and followed by mail delivery or (iii) if mailed by certified mail, return receipt requested, postage prepaid, addressed as follows:

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

            (a)      If to the Company:

                  WordCruncher Internet Technologies, Inc.
                  12450 South 405 East, Suite B
                  Draper, Utah 84020
                  Attention: Chief Financial Officer
                  Telephone:  (801) 816-9904
                  Facsimile:  (801) 816-9840

            (b)      If to the Placement Agent:

                  Cardinal Capital Management, Inc.
                  3340 Peachtree Road, N.E., Suite 620
                  Atlanta, Georgia
                  Telephone: (404) 264-0777
                  Facsimile: (404) 264-0007

            (c) If to the Investors, to their address set forth on Schedule A annexed to the Purchase Agreement, with a copy to Cardinal Capital Management, Inc. at the address set forth above.

      Notices shall be deemed given at the time they are delivered personally or five calendar days after they are mailed in the manner set forth above. If notice is delivered by facsimile to the Company and followed by mail, delivery shall be deemed given two calendar days after such facsimile is sent.

       Section 12. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       Section 13. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      Section 14. Choice of Law; Venue; Jurisdiction. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the U.S. District Court sitting in the State of Georgia, for the Northern District of Georgia, Atlanta Division in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local

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

law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

      Section 15. Severability. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on the day and year first above written.







Attest:                         WORDCRUNCHER INTERNET TECHNOLOGIES, INC.


By:_____________________           By:    /s/ Kenneth W. Bell
   Name:                                  -----------------------------
   Title:                          Name:   Kenneth W. Bell
                                   Title:  Chief Financial Officer



                                  CARDINAL CAPITAL MANAGEMENT

                                   By:    /s/ Scott Koch
                                          ------------------------------


                                   /s/ Tajunnisah Owesh
                                   ----------------------------
                                   MS. TAJUNNISAH OWESH


                                   /s/ Ohoud F. Sharbatly
                                   ----------------------------
                                   OHOUD F. SHARBATLY


                                   /s/ Khaled A. AlMubarak
                                   ----------------------------
                                   KHALED A. ALMUBARAK


                                   /s/ Mohammad A. AL-Quaiz
                                   ----------------------------
                                   MOHAMMAD A. AL-QUAIZ


                                By: /s/ Abdulaziz A. Kamel
                                   ----------------------------
                                   URBAN DEVELOPMENT ESTABLISHMENT


                                   /s/ Yasser M. Zaidan
                                   -----------------------------
                                   YASSER M. ZAIDAN



                                By: /s/ signature illegible
                                   ------------------------------
                                   GIBRALTAR WORLDWIDE, INC.

                          SCHEDULE 3(a)

             List of Shares to be Registered with the
                  Registrable Securities in the
                      Registration Statement



   Name of Shareholder                     # of Shares

James W. & Catherine F. Johnston               300,000
M. Daniel & Lori Lunt                          300,000
Kenneth W. & Roberta L. Bell                   300,000
Brigham Young University                       100,000
Monte Shelley                                   65,000
James Rosenval                                  65,000
Daryl K. Gibb                                   50,000
James S. Roberts                                50,000
Jason W. Dzubak                                 40,000
Richard H. Bennett, Jr.                         40,000
Cory Henderson                                  40,000
David P. Hirschi                                36,894
LeRoi H. Stone                                  22,137
Timothy J. Riker                                29,000
Jeffrey Peterson                                13,000
J. Todd Ashman                                  18,447
James K. Ericson                                 7,380
Terry Brown                                      8,853
Allen Advertising                                8,853
Peter Stoop                                      5,000
Mike Schouten                                    5,000
Robert Stevens                                   5,000
Universal Insurance                              5,000
Shane Smit                                       4,000
Brett Bell                                       2,000
Alexis Lee                                       2,000
Shane Jackson                                    2,000
Andrew Blum                                      3,690
Randy Nelson                                     2,214
Jeff Acerson                                     2,214
Conrad Gottfredson                                 500
LeGrand Johnston                                 1,476
Mutual Ventures                                150,000
Capital Communications                         100,000
Miscellaneous (yet to be determined)           200,000

TOTAL                                        1,984,658